UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 30, 2005

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On August 30, 2005, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new unsecured revolving credit agreement for a $600.0 million loan facility.  Equity Residential, the sole general partner of the Operating Partnership, and Lexford Properties, L.P., a subsidiary of the Operating Partnership, are guarantors of the Operating Partnership’s obligations under the loan facility.  The loan facility is with Bank of America, N.A., as administrative agent and a bank, Deutsche Bank Trust Company Americas, as syndication agent and a bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent, and Merrill Lynch Bank USA, as a bank.

The new credit facility matures on August 29, 2006.  The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 50 basis points.  In addition, until February 1, 2006, there is an unused fee of 15 basis points per annum on the amount by which the outstanding loans are less than $200.0 million and, commencing on February 1, 2006, an annual facility fee of 15 basis points per annum.  A fee of 15 basis points on the committed amount of $600.0 million will be payable if the credit facility is not terminated on or before January 31, 2006.

The Operating Partnership plans to utilize the proceeds from the new credit facility to fund the acquisition of three high-rise apartment towers, currently known as Trump Place, located at 140, 160 and 180 Riverside Boulevard on the Upper West Side of Manhattan (as reported in an 8-K of Equity Residential and the Operating Partnership dated June 17, 2005) and for general corporate purposes.  The Operating Partnership plans to repay the new credit facility from proceeds of property dispositions.

Item 8.01                Other Events

The disclosure contained in (i) Item 1.01 of the Current Report on Form 8-K of Equity Residential dated February 3, 2005 and filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2005, (ii) Item 1.01 of the Current Report on Form 8-K of Equity Residential dated March 28, 2005 and filed with the SEC on March 29, 2005, and (iii) Item 1.01 of the Current Report on Form 8-K of Equity Residential dated and filed with the SEC on April 26, 2005, is hereby incorporated by reference into this Item 8.01.

Item 9.01                Financial Statements and Exhibits

Exhibit Number	Exhibit
10.1

Revolving Credit Agreement dated as of August 30, 2005 among ERP Operating Limited Partnership, Bank of America, N.A., as administrative agent and a bank, Deutsche Bank Trust Company Americas, as syndication agent and a bank, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent, and Merrill Lynch Bank USA, as a bank (the “Credit Agreement”).

10.2	Guaranty of Payment made as of August 30, 2005 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.
12	Computation of Ratio of Earnings to Combined Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ERP OPERATING LIMITED PARTNERSHIP

By: Equity Residential, its general partner

Date: September 1, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President

EQUITY RESIDENTIAL

Date: September 1, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President